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                                                                    EXHIBIT 99.2

                                 ARTECON, INC.
                  6305 EL CAMINO REAL, CARLSBAD, CA 92009-1606

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE SPECIAL MEETING OF SHAREHOLDERS OF ARTECON, INC.
                         TO BE HELD ON _________, 1999.

                                     PROXY

     The undersigned hereby appoints James L. Lambert and W.R. Sauey, and each of them with full power of substitution, as proxies of the undersigned, to attend the Special Meeting of Shareholders of Artecon, Inc. to be held at the principal executive offices located at 6305 El Camino Real, Carlsbad, CA 92009 on ___________, 1999, at ___a.m., local time, and at any and all adjournments thereof, and to vote all common stock and preferred stock of the Company, with all powers the undersigned would possess if personally present at the meeting.

     THIS PROXY WILL BE VOTED OR WITHHELD FROM BEING VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SPECIFIED. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL CONFER DISCRETIONARY AUTHORITY AND WILL BE VOTED FOR APPROVAL OF THE MERGER (AS SPECIFIED ON THE REVERSE SIDE). THIS PROXY CONFERS AUTHORITY FOR THE ABOVE NAMED PERSONS TO VOTE IN THEIR DISCRETION WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE OF THE MEETING ACCOMPANYING THIS PROXY AND SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT ON THEIR BEHALF AT THE MEETING, OTHER THAN THE PERSON DESIGNATED IN THIS FORM OF PROXY. SUCH RIGHT MAY BE EXERCISED BY INSERTING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED.

                  (continued and to be signed on reverse side)


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[X]  Please mark votes as in this example.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

     Approval and adoption of the Agreement and Plan of Merger dated as of April 29, 1999 among Artecon, Box Hill Systems Corp., a Delaware corporation, and BH Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Box Hill, and the approval of the merger of BH Acquisition Corp. with and into Artecon. Upon consummation of the merger, Artecon will become a wholly owned subsidiary of Box Hill, as more fully set forth in the Notice of Special Meeting and Prospectus/Joint Proxy Statement dated
     ________, 1999.

          FOR                  AGAINST                ABSTAIN
          [ ]                    [ ]                    [ ]

                                             MARK HERE FOR ADDRESS CHANGE AND
                                             NOTE AT LEFT  [ ]

                                             Please sign, date and return the
                                             proxy card promptly in the
                                             enclosed envelope.

                                             NOTE: Please sign, exactly as name
                                             appears hereon. When signing as
                                             executor, administrator, attorney,
                                             trustee or guardian please give
                                             your full title as such. If a
                                             corporation, please sign in full
                                             corporation name by president or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person. If a joint tenancy, please
                                             have both tenants sign.

                                             Signature:
                                             Date:___

                                             Signature:
                                             Date:___